UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2006

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey 08816

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)      On January 20, 2006, Clifford A. Bacsik was terminated as Vice President and Chief Accounting Officer of Savient Phamaceuticals, Inc. (the “Company”).

(c)      While the Company concludes its search for a permanent replacement for Mr. Bacsik, the duties of principal accounting officer have been assumed by Gina Gutzeit. Ms. Gutzeit has served as the Company’s Interim Chief Financial Officer since October 5, 2005. Since September 2002, Ms. Gutzeit has been a senior managing director with FTI Palladium Partners, the interim management practice of FTI Consulting, Inc., a corporate finance consulting firm. From July 2000 to August 2002, Ms. Gutzeit was a partner in the Financial Advisory Services practice of PricewaterhouseCoopers LLP.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2006	SAVIENT PHARMACEUTICALS, INC.

By: /s/ Philip K. Yachmetz
Philip K. Yachmetz Senior Vice President, General Counsel and Secretary